Exhibit 99.1

Accretion Acquisition Corp.

FINANCIAL STATEMENT

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to Financial Statement	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ACCRETION ACQUISITION CORP.

To the Shareholders and Board of Directors of

Accretion Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Accretion Acquisition Corp. (the “Company”) as of October 25, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement present fairly, in all material respects, the financial position of the Company as of October 25, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021

Houston, Texas

October 29, 2021

F-2

ACCRETION ACQUISITION CORP.

BALANCE SHEET

As of October 25, 2021

Assets
Cash	$1,077,866
Subscription receivable	100
Prepaid expenses - current	315,244
Total Current Assets	1,393,210
Cash held in Trust Account	181,800,000
Prepaid expenses - non current	299,590
Total Assets	$183,492,800

Liabilities and Stockholders' Equity
Current Liabilities
Accrued expenses	$341,860
Total Current Liabilities	341,860
Deferred underwriting commissions	6,300,000
Total Liabilities	6,641,860

Commitments and Contingencies

Common stock subject to possible redemption, 18,000,000 shares at $10.10 per share	181,800,000

Stockholders' Equity
Preferred stock, $0.001 par value; 1,000,000 shares authorized; none issued or outstanding	-
Common stock, $0.001 par value; 50,000,000 shares authorized; 5,295,000 shares issued and outstanding(1)(2)(3)	5,295
Additional paid-in capital(4)	-
Accumulated deficit	(4,954,355)
Total Stockholders' Equity	(4,949,060)
Total Liabilities and Stockholders' Equity	$183,492,800

(1)	In October 2021, the Company effected a dividend of 882,500 shares of common stock, which resulted in an aggregate of 5,295,000 shares of common stock outstanding. All share and associated amounts have been retroactively restated to reflect the share dividend (see Note 5).
(2)	Includes 120,000 EBC Founder Shares.
(3)	On October 27, 2021, the underwriters exercised the over-allotment option in full. As a result, no share of common stock is available for forfeiture (see Note 8).
(4)	$(3.23) million was reclassified from additional paid-in capital to accumulated deficit.

The accompanying notes are an integral part of this financial statement.

F-3

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 1 ─ ORGANIZATION AND DESCRIPTION OF BUSINESS OPERATIONS

Accretion Acquisition Corp. (the “Company”) was incorporated in Delaware on February 26, 2021. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, however, the Company intends to concentrate its efforts to focus identifying businesses in the upstream energy industry or in related businesses in the midstream, services, software or commodity risk management sectors. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of October 25, 2021, the Company had not commenced any operations. All activity for the period from February 26, 2021 (inception) through October 25, 2021, relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

On October 25, 2021, the Company closed its Initial Public Offering of 18,000,000 units at $10.00 per unit (the “Units” and, with respect to the shares of common stock included in the Units, the “Public Shares”) which is discussed in Note 3 and the sale of 8,400,000 warrants (each, a “Private Warrant” and collectively, the “Private Warrants”) at a price of $1.00 per Private Warrant in a private placement to our sponsor, Accretion Acquisition Sponsor, LLC (the “Sponsor”) and its underwriters that closed simultaneously with the closing of the Initial Public Offering (as described in Note 4). The Company has listed the Units on the Nasdaq Capital Market (“Nasdaq”).

Transaction costs amounted to $10.60 million consisting of $3.60 million in cash of underwriting commissions, $6.30 million of deferred underwriting commissions and $0.70 million of other offering costs. In addition, as of October 25, 2021, cash of $1.08 million was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more operating businesses or assets that together have an aggregate fair market value equal to at least 80% of the net assets held in the Trust Account (as defined below, net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) at the time of the Company’s signing a definitive agreement in connection with its initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target business or assets sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Upon the closing of the Initial Public Offering on October 25, 2021, the Company deposited $181.80 million ($10.10 per Unit) from the proceeds of the Initial Public Offering in the trust account (“Trust Account”), located in the United States and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

F-4

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 1 ─ ORGANIZATION AND DESCRIPTION OF BUSINESS OPERATIONS (Continued)

On October 27, 2021, the underwriters exercised their over-allotment option in full (see Note 6), according to which, on October 28, 2021, the Company consummated the sale of an additional 2,700,000 Units, at $10.00 per Unit, and the sale of an additional 810,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $27.81 million. The proceeds from the sale of the additional Units were deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $209.07 million.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Public Shares subject to redemption will be recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will only proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by applicable law or stock exchange rules and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by applicable law or stock exchange rules, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5), and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Certificate of Incorporation provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% or more of the Public Shares, without the prior consent of the Company.

F-5

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 1 ─ ORGANIZATION AND DESCRIPTION OF BUSINESS OPERATIONS (Continued)

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares (as defined in Note 5) and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until 18 months from the closing of the Initial Public Offering to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares (as defined in Note 5) if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.10).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.10 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

F-6

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 1 ─ ORGANIZATION AND DESCRIPTION OF BUSINESS OPERATIONS (CONTINUED)

Liquidity and Capital Resources

Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since competed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Accordingly, management has since re-evaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations for at least one year from the date that the financial statement was issued, and therefore substantial doubt has been alleviated.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 ─ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as amended by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

F-7

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 2 ─ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Emerging Growth Company (Continued)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company had $1.08 million in cash as of October 25, 2021. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of October 25, 2021.

Cash held in Trust Account

At October 25, 2021, the Company had $181.80 million cash held in the Trust Account.

Offering costs associated with the Initial Public Offering

The Company complies with the requirements of the ASC 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting fees and other costs incurred through the Initial Public Offering that were directly related to the Initial Public Offering. The Company incurred offering costs amounting to $10.60 million as a result of the Initial Public Offering consisting of $3.60 million of underwriting commissions paid in cash, $6.30 million of deferred underwriting commissions, and $0.70 million of other offering costs. As of October 25, 2021, offering costs in the aggregate of $3.83 million have been charged to stockholders’ equity.

F-8

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 2 ─ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Common Stock Subject to Possible Redemption

All of the 18,000,000 shares of common stock sold as part of the Units in the Initial Public Offering contain a redemption feature. In accordance with the Accounting Standards Codification 480-10-S99-3A “Classification and Measurement of Redeemable Securities”, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. The change in the carrying value of redeemable shares of common stock resulted in charges against additional paid-in capital and accumulated deficit.

As of October 25, 2021, shares of common stock sold as part of the Units reflected on the balance sheet are reconciled in the following table:

As of October 25, 2021
Gross proceeds	$180,000,000
Less:
Proceeds allocated to public warrants	(9,000,000)
Issuance cost of redeemable common stock	(10,600,915)
Plus:
Accretion of carrying value to redemption value	21,400,915
Contingently redeemable common stock	$181,800,000

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the federal depository insurance coverage corporation limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC, 740, “Income Taxes”. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. There were no unrecognized tax benefits as of October 25, 2021. Deferred tax assets were deemed to be de minimis as of October 25, 2021.

F-9

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 2 ─ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Continued)

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at October 25, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The provision for income taxes was deemed to be de minimis for the period from February 26, 2021 (inception) through October 25, 2021.

Warrants

ASC 480 requires a reporting entity to classify certain freestanding financial instruments as liabilities (or in some cases as assets). ASC 480-10-S99 addresses concerns raised by the SEC regarding the financial statement classification and measurement of securities subject to mandatory redemption requirements or whose redemption is outside the control of the issuer. If the stock subject to mandatory redemption provisions represents the only shares in the reporting entity, it must report instruments in the liabilities section of its statement of financial position. The stock subject must then describe them as shares subject to mandatory redemption, so as to distinguish the instruments from other financial statement liabilities. The Company concludes that the Public Warrants (defined in Note 3) do not exhibit any of the above characteristics and, therefore, are outside the scope of ASC 480.

In addition to the 16,300,000 warrants (representing 9,000,000 Public Warrants (as defined at Note 3) included in the units and 7,300,000 Private Warrants) issued by the Company at the close of the Initial Public Offering, a further 2,160,000 warrants (representing 1,350,000 Public Warrants (as defined at Note 3) included in the units and 810,000 Private Warrants) were issued as a result of the underwriters’ full exercise of the over-allotment option. All warrants were issued in accordance with the guidance contained in ASC 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity. Such guidance provides that because the warrants meet the criteria for equity treatment.

Recent Accounting Pronouncements

In August 2020, FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022, and should be applied on a full or modified retrospective basis. On February 26, 2021, the date of the Company’s inception, the Company adopted the new standard.

F-10

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 2 ─ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 ─ PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 18,000,000 Units at a purchase price of $10.00 per Unit. Each Unit will consist of one share of common stock, one right (“Public Right”) and one-half of one warrant (“Public Warrant”). Each Public Right will convert to one-tenth (1/10) share of common stock upon consummation of Business Combination (see Note 7). Each whole Public Warrant will entitle the holder to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).

On October 27, 2021, the underwriters fully exercised their over-allotment option and, on October 28, 2021, purchased an additional 2,700,000 Units, generating additional gross proceeds of approximately $27.00 million, and incurring additional cash underwriting commissions of approximately $0.54 million and deferred underwriting discount of approximately $0.95 million. In connection with the sale of Units pursuant to the over-allotment option, the Company sold an additional 810,000 Private Warrants to the Sponsor and the underwriters generating additional gross proceeds of approximately $0.81 million. A total of approximately $27.27 million of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to approximately $209.07 million.

NOTE 4 ─ PRIVATE WARRANTS

Concurrently with the closing of the Initial Public Offering, the Sponsor and the underwriters purchased an aggregate of 7,300,000 Private Warrants, generating gross proceeds of $7.30 million in aggregate in a private placement. Each Private Warrant is exercisable for one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

As a result of the underwriters’ election to fully exercise their over-allotment option on October 27, 2021, the Sponsor and the underwriters and its designees purchased an additional 810,000 Private Warrants, at a purchase price of $1.00 per Private Warrant.

If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

NOTE 5 ─ RELATED PARTY TRANSACTIONS

Founder Shares

On April 7, 2021, the Sponsor purchased 4,312,500 shares of the Company’s common stock (the “Founder Shares”) for an aggregate purchase price of $25,000.

In September 2021, the Sponsor subsequently transferred an aggregate of 250,000 Founder Shares to the Company’s independent director nominees at the same price originally paid for such shares.

F-11

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 5 ─ RELATED PARTY TRANSACTIONS (Continued)

Founder Shares (Continued)

The sale of the Founder Shares to the Company’s independent director nominees is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company has assessed the fair value associated with the Founder Shares granted. The fair value of the 250,000 Founder Shares granted to the Company’s independent director nominees was $1.70 million or $6.80 per share. The Founder Shares granted to the Company’s independent director nominees will be offered back to the Sponsor at the same purchase price, in the event a person(s) no longer remained in such designated position upon the consummation of a Business Combination. The Sponsor will have 30 days from the offer date to acquire back these Founder Shares at the same purchase price.

In October 2021, the Company effected a dividend of 862,500 of the Company’s Founder Shares, which resulted in an aggregate of 5,175,000 Founder Shares outstanding. All share and associated amounts have been retroactively restated to reflect the share dividend.

The Founder Shares include an aggregate of up to 675,000 shares of common stock subject to forfeiture by the Sponsors to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the number of Founder Shares will collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering.

Founder Shares are subject to lock-up until the earlier of (A) 180 days after the completion of our initial business combination or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Promissory Note – Related Party

On April 7, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $0.15 million. The Promissory Note is non-interest bearing and payable on the earlier of December 31, 2021, or the consummation of the Initial Public Offering. The Promissory Note was repaid in full on October 25, 2021.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Business Combination entity. The warrants would be identical to the Private Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of October 25, 2021, no Working Capital Loans were outstanding.

F-12

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 5 ─ RELATED PARTY TRANSACTIONS (Continued)

Administrative Support Agreement

Commencing on the effective date of the Initial Public Offering, the Company agreed to pay the Sponsor a total of up to $10,000 per month in the aggregate for up to 18 months for office space, utilities and secretarial and administrative support. Upon completion of the initial business combination or the Company’s liquidation, the Company will cease paying these monthly fees.

NOTE 6 ─ COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, EBC Founder Shares (as defined in Note 7), and any warrants that may be issued in payment of Working Capital Loans made to Company (and underlying securities) will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the EBC Founder Shares and units issued to the Sponsor, officers, directors or their affiliates in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time after the consummation of a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering our securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company had granted the underwriters a 45-day option from the date of Initial Public Offering to purchase up to 2,700,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriters were entitled to an underwriting discount of $0.20 per unit, or $3.60 million in the aggregate payable upon the closing of the Initial Public Offering. $0.35 per unit, or $6.30 million in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

On October 27, 2021, the underwriters fully exercised the over-allotment option. As a result, they were entitled to an additional underwriting discount of $0.54 million in cash, and a further deferred underwriting discount of $0.95 million.

F-13

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 7 ─ STOCKHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.001 per share.

At June 30, 2021, there were 5,295,000 shares of common stock issued and outstanding, which such amount having been restated to reflect the share dividend in October 2021 (excluding 18,000,000 shares of common stock subject to possible redemption).

Of the 5,295,000 shares of common stock outstanding, an aggregate of up to 675,000 shares were subject to forfeiture, to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding common stock after the Initial Public Offering (assuming Sponsor does not purchase any Public Shares in the Initial Public Offering).

As of October 27, 2021, as a result of the underwriters’ full exercise of the over-allotment option, no share of common stock was available for forfeiture.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of October 25, 2021, no share of preferred stock was issued or outstanding.

Rights

Each holder of a right will receive one-tenth (1/10) share of common stock upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the common stock will receive in the transaction on an as-converted into common stock basis and each holder of a right will be required to affirmatively covert its rights in order to receive one-tenth (1/10) share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

F-14

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 7 ─ STOCKHOLDERS’ EQUITY (CONTINUED)

Warrants

The Public Warrants will become exercisable at any time commencing 30 days after the completion of a Business Combination. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company may redeem the Public Warrants (excluding the Private Warrants and any warrants underlying units issued upon conversion of the Working Capital Loans):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	at any time after the warrants become exercisable;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•	if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30-trading day period commencing at any time after the warrants become exercisable and ending on the third business day prior to the notice of redemption to warrant holders; and

•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) Market Value or (ii) the price at which the Company issue the additional shares of common stock or equity-linked securities.

F-15

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 7 ─ STOCKHOLDERS’ EQUITY (CONTINUED)

Warrants (Continued)

The Private Warrants will be identical to the Public Warrants underlying the Units being sold in the Initial Public Offering.

EBC Founder Shares

In April 2021, the Company issued to EarlyBirdCapital and its designees 100,000 shares of common stock (the “EBC Founder Shares”) at $0.001 per share. The Company accounted for the EBC Founder Shares as an offering cost of the Initial Public Offering, with a corresponding credit to stockholders’ equity. The Company estimated the fair value of EBC Founder Shares to be $580 based upon the price of the Founder Shares issued to the Sponsor. In October 2021, the Company effected a dividend of 20,000 of the Company’s EBC Founder Shares, which resulted in an aggregate of 120,000 EBC Founder Shares outstanding. All share and associated amounts have been retroactively restated to reflect the share dividend. The holders of the EBC Founder Shares have agreed not to transfer, assign, or sell any such shares until the completion of a Business Combination. In addition, the holders have agreed (i) to waive their redemption rights with respect to such shares in connection with the completion of a Business Combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete a Business Combination within the Combination Period.

The EBC Founder Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement related to the Initial Public Offering pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be sold during the Initial Public Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the Initial Public Offering, except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners, provided that all securities so transferred remain subject to the lockup restriction above for the remainder of the time period.

NOTE 8 ─ SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was available to be issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

Subscription receivable of $100 was received subsequent to balance sheet date.

F-16

ACCRETION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

OCTOBER 25, 2021

NOTE 8 ─ SUBSEQUENT EVENTS (Continued)

On October 27, 2021, the underwriters fully exercised their over-allotment option and, on October 28, 2021, purchased an additional 2,700,000 Units, generating additional gross proceeds of approximately $27.00 million, and incurring additional cash underwriting commissions of approximately $0.54 million and deferred underwriting discount of approximately $0.95 million. In connection with the sale of Units pursuant to the over-allotment option, the Company sold an additional 810,000 Private Warrants to the Sponsor and the underwriters generating additional gross proceeds of approximately $0.81 million. A total of approximately $27.27 million of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to approximately $209.07 million.

As a result of the underwriters’ full exercise of the over-allotment option, no share of common stock is available for forfeiture.

F-17